Investment Strategy - Nuveen International Value Fund	Jun. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small, mid and large capitalizations. The Fund may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. In selecting securities, the Fund’s sub-adviser seeks to invest in businesses at attractive valuations through a disciplined, consistent research process. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.